NEWBUILDINGS	6 Months Ended
Jun. 30, 2024
Newbuildings [Abstract]
NEWBUILDINGS	NEWBUILDINGS
Movements in the six months ended June 30, 2024 are summarized as follows:

(in thousands of $)
Balance as of December 31, 2023	54,777
Installments paid	50,218
Capitalized interest expense	1,548
Other	1,203
Transfer to vessels and equipment	(76,325)
Balance as of June 30, 2024	31,421

In 2021 and 2022, the Company entered into agreements to construct a total of ten Kamsarmax vessels. Eight vessels have been delivered as of June 30, 2024, one subsequent to June 30, 2024, and the latest is expected to be delivered to the Company by fourth quarter of 2024.

In the six months ended June 30, 2024, the Company paid installments in total of $50.2 million related to three newbuildings. During six months ended June 30, 2024, we capitalized interest expense of $1.5 million for four Kamsarmax newbuildings.

Remaining Kamsarmax newbuildings commitments of $43.2 million will be financed by the $85 million sale and leaseback agreement entered into in December 2023.

In the six months ended June 30, 2024, two out of the four Kamsarmax newbuildings were delivered to the Company and related accumulated costs were transferred to "Vessels and Equipment, net" in the total amount of $76.3 million. As of June 30, 2024, the Company had capitalized costs of $31.4 million relating to construction contracts for the two remaining Kamsarmax newbuildings. With reference to Note 23, "Subsequent Events", one out of two Kamsarmax newbuildings under construction was delivered to the Company subsequent to June 30, 2024, bringing the total to nine delivered Kamsarmax.